UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2007

                           Nascent Wine Company, Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                       333-120949                82-0576512
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)


                          2355-A Paseo de las Americas
                           San Diego, California                  92154
               (Address of Principal Executive Offices)         (Zip Code)


                                 (619) 661-0458
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events.

On August 13, 2007 the Registrant issued the attached press release in connection with its entry into a letter of intent to acquire Comercial Targa S.A. de C.V.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits

99.1    Press release regarding the letter of intent to Comercial Targa
        S.A. de C.V.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Nascent Wine Company, Inc.
                                --------------------------
                                      (Registrant)


Date: August 17, 2007           By: /s/ Sandro Piancone
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                                    Name:       Sandro Piancone
                                    Its:        Chief Executive Officer